2seventy bio Announces Appointments of Eli Casdin and Charles Newton to Board of Directors

CAMBRIDGE, Mass.– March 20, 2024 – 2seventy bio, Inc. (Nasdaq: TSVT), announced today that Eli Casdin, Chief Investment Officer, and Founder of Casdin Capital, and Charles Newton, Chief Financial Officer, Lyell Immunopharma, have been appointed as new independent members of the Company’s Board of Directors (the “Board”), effective immediately. Casdin Capital owns approximately 2.3% of 2seventy bio’s outstanding shares as of 03/20/24.

“We are pleased to welcome Eli and Charlie to the 2seventy Board,” said Dan Lynch, chair of the Board of Directors. “Eli is a highly regarded, leading life sciences and healthcare investor and has a deep understanding of and history with the Company. Charlie has a track record of helping companies navigate through key value inflection points in their pipeline. We are confident that Eli, who adds an important shareholder perspective, and Charlie, who brings valuable industry expertise, will be strong voices on our Board as we advance our strategic re-alignment and reshape 2seventy to best deliver for our patients and shareholders.”

“At a pivotal and important point in 2seventy’s business evolution, it’s an exciting time to be more involved formally,” said Eli Casdin. “With a commercial product positioned to reach more patients and a great partner to accomplish that with, I look forward to joining the board and adding my voice to the strategic thinking and work ahead.”

“2seventy is an outstanding company comprised of a team that I have long held in high regard,” said Charlie Newton. “I am eager to join the Board and work with the management team as we advance therapies that give patients a chance at more life.”

Upon the appointment of Mr. Casdin and Mr. Newton, and as previously announced at the closing of the transaction with Regeneron, 2seventy bio’s Board of Directors will temporarily comprise nine members through June, until Dan Lynch steps down from the Board and Nick Leschly becomes Chairman. With today’s announcement, three directors are expected to stand for election at the 2024 Annual Meeting.

Separately, the Company noted that it received a notice of nomination from Engine Capital for two individuals to stand for election to 2seventy’s Board of Directors at the 2024 Annual Meeting. Engine’s two nominees were included in the Board’s Nominating and Corporate Governance Committee process that it undertook to identify new directors resulting in today’s appointments of Messrs. Casdin and Newton.

The Board will present its recommendation with respect to the election of directors in the Company’s proxy statement, which will be filed with the Securities and Exchange Commission and mailed to all shareholders eligible to vote at the Company’s 2024 Annual Meeting of Shareholders, which has not yet been scheduled.

About Eli Casdin
Mr. Casdin is a significant 2seventy shareholder and has spent the last 20 years analyzing and investing in disruptive technologies and business models in life sciences and healthcare. He has served as Chief Investment Officer and Founder of his namesake research investment firm, Casdin Capital, LLC, which is focused on the innovations in molecular medicine, since 2011.

Prior to founding Casdin Capital, Eli was a Vice President at Alliance Bernstein “thematic” based investment group where he researched and invested in the implications of new technologies for the life science and healthcare sectors. His Alliance Bernstein black book, “The Dawn of Molecular Medicine” detailed in 2011 the early yet already accelerating wave of innovations in life sciences, and the next wave of investment opportunities. Eli’s prior experience includes time at Bear Stearns and Cooper Hill Partners, a healthcare focused investment firm.

Mr. Casdin has sat on numerous public and private company Boards, including currently on two public boards including Standard BioTools, since April 2022 and during its merger with SomaLogic and GeneDx following its merger with Sema4 in May 2022; He also currently serves on several non-profit boards including The Rockefeller University; the New York Genome Center, and Columbia University School of General Studies.

Mr. Casdin earned a B.S. from Columbia University and an MBA from Columbia Business School.

About Charles Newton
Mr. Newton has decades of financial and executive experience in the healthcare industry. Since February 2021, Mr. Newton has served as Chief Financial Officer of Lyell Immunopharma, a fully integrated clinical-stage T-cell reprogramming company advancing a diverse pipeline of cell therapies for patients with solid tumors.

Prior to Lyell, he was at Bank of America Merrill Lynch, where he served as Managing Director and Co-Head of Healthcare Investment Banking in the Americas. He was previously with Credit Suisse as Managing Director and Co-Head of Healthcare Investment Banking in the Americas. Prior to that, he spent 14 years with Morgan Stanley, ultimately becoming Managing Director and Head of Western Region Healthcare Investment Banking. Earlier in his career, he was an Investment Banking Analyst with Lehman Brothers and a Financial Analyst with Mercer Global Advisors. Mr. Newton has advised on approximately $200 billion in mergers and acquisitions and raised nearly $60 billion in capital during his investment banking career.

Mr. Newton has served on the Board of Coherus BioSciences since 2022. He also served on the Board of Carmot Therapeutics until its acquisition by Roche.

Mr. Newton earned a B.S. from Miami University and an MBA from The Tuck School at Dartmouth College.

About 2seventy bio
Our name, 2seventy bio, reflects why we do what we do - TIME. Cancer rips time away, and our goal is to work at the maximum speed of translating human thought into action – 270 miles per hour – to give the people we serve more time. With a deep understanding of the human body’s immune response to tumor cells and how to translate cell therapies into practice, we’re applying this knowledge to deliver the first FDA-approved CAR T cell therapy for multiple myeloma to as many patients as possible. Importantly, we remain focused on accomplishing our mission by staying genuine and authentic to our “why” and keeping our people and culture top of mind every day.
For more information, visit www.2seventybio.com.

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2seventy bio is a trademark of 2seventy bio, Inc.
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements set forth in this press release include statements about our plans and strategies; and statements about our upcoming 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), uncertainties regarding future actions that may be taken by Engine Capital LP in connection with the company’s 2024 Annual Meeting. In addition, statements containing words such as “guidance,” “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” and “estimate” or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. These forward-looking statements involve risks and uncertainties regarding the company’s future financial performance; could cause actual results or developments to differ materially from those indicated due to a number of factors affecting the Company’s operations, markets, products and services; and are based on current expectations, estimates and projections about the company’s industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Potential risks and uncertainties that could affect the company’s operating and financial results are described in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2023 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 7, 2024, as such risks and uncertainties may be updated from time to time in the Company’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.” These risks and uncertainties include, among others: our limited independent operating history and the risk that our accounting and other management systems may not be prepared to meet the financial reporting and other requirements of operating as an independent public company; the risk that our BLAs and INDs will not be accepted for filing by the FDA on the timeline that we expect, or at all; the risk that Abecma will not be as commercially successful as we may anticipate; the risk that our strategic realignment to focus on the development and commercialization of Abecma may not be as successful as anticipated, may fail to achieve the anticipated cost savings, and may cause disruptions in our business that could make it difficult to achieve our strategic objectives; the risk that may not be able to successfully or timely complete the Asset Sale; and the risk that we are unable to manage our operating expenses or cash use for operations; and any future actions that may be taken by activist stockholders. The company does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future.
Important Stockholder Information
The Company plans to file with the Securities and Exchange Commission and mail to its stockholders a proxy statement and accompanying WHITE proxy card in connection with the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The proxy statement will contain important information about the company, the 2024 Annual Meeting and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders in connection with the matters to be considered at the company’s 2024 Annual Meeting. Information concerning the company’s directors and executive officers will be included in the proxy statement when filed. The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the company with the Securities and Exchange Commission, may be obtained by investors and stockholders free of charge on the Securities and Exchange Commission's web site at www.sec.gov. Copies will also be available free of charge on the company's website at www.2seventybio.com.
Investors:
Elizabeth Pingpank Hickin, 860-463-0469
Elizabeth.pingpank@2seventybio.com

Media:
Jenn Snyder, 617-448-0281
Jenn.snyder@2seventybio.com